SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 24, 2003



                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                          1-8533             13-2632319
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)    Identification Number)




                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)


                                 (973) 898-1500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On July 24, 2003, DRS Technologies, Inc. issued a Press Release with respect to the time of the 2003 Annual Meeting of its stockholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

       99.1         DRS Technologies, Inc. Press Release dated July 24, 2003.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DRS TECHNOLOGIES, INC.
                                          (Registrant)

Date:  July 24, 2003                      By:
       -------------

                                          /s/ RICHARD A. SCHNEIDER
                                          ------------------------
                                          Richard A. Schneider
                                          Executive Vice President, Chief
                                          Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

  99.1              DRS Technologies, Inc. Press Release dated July 24, 2003.